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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): JANUARY 31, 2001



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-12733                                         41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

    On January 31, 2001, the Registrant issued a press release disclosing its fourth quarter and year end operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits

        Press release dated January 31, 2001 - Tower Automotive Announces Fourth-Quarter and Year-End Results



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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TOWER AUTOMOTIVE, INC.



Date:  February 2, 2001                   By: /s/ Anthony A. Barone
                                             -----------------------------------
                                             Name:  Anthony A. Barone
                                             Title: Vice President and Chief
                                                    Financial Officer
                                                    (Principal Accounting and
                                                    Financial Officer)